UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):     December 11, 2006
INTERCONTINENTALEXCHANGE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32671	58-2555670
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (770) 857-4700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):
☒      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On December 11, 2006, IntercontinentalExchange, Inc. (“ICE”) issued a press release announcing the certified results of the Board of Trade of the City of New York, Inc. (“NYBOT”) member vote on the Agreement and Plan of Merger, dated as of September 14, 2006, as amended on October 30, 2006, by and among ICE, NYBOT and CFC Acquisition Co., which is the merger subsidiary. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
     The following exhibit is filed as part of this Report on Form 8-K:
     99.1      Press release dated December 11, 2006.
Forward-Looking Statements — Certain statements in this Form 8-K may contain forward-looking information regarding IntercontinentalExchange, Inc., the New York Board of Trade, and the combined company after the completion of the merger that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the benefits of the merger transaction involving ICE and NYBOT, including future strategic and financial benefits, the plans, objective, expectations and intentions of ICE following the completion of the merger, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.
The following factors, among others, could cause actual results to differ from those as set forth in the forward-looking statements: the ability to obtain governmental approvals and rulings on or regarding the transaction on the proposed terms and schedule; the risk that the businesses will not be integrated successfully; the risk that the revenue opportunities, cost savings and other anticipated synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the merger making it difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending and third-party relationships and revenues; litigation; social and political conditions such as war, political unrest or terrorism; general economic conditions and normal business uncertainty. Additional risks and factors are identified in ICE’s filings with the Securities and Exchange Commission, including ICE’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 and ICE’s Registration Statement on Form S-4 (File No. 333-138312), as filed with the Securities and Exchange Commission on November 16, 2006.
You should not place undue reliance on forward-looking statements, which speak only as of the date of this press release. Except for any obligations to disclosure material information under the Federal securities laws, ICE undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this press release.
Important Merger Information
In connection with the proposed merger, ICE has filed a Registration Statement on Form S-4 with the Securities and Exchange Commission (SEC) containing a prospectus/proxy statement regarding the proposed transaction. The SEC declared the Registration Statement on Form S-4 effective on November 17, 2006. INVESTORS ARE URGED TO READ THE PROSPECTUS/PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER.
This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTALEXCHANGE, INC.

/s/ Richard V. Spencer

Richard V. Spencer Senior Vice President and Chief Financial Officer

Date: December 11, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 11, 2006.

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